                                                                    EXHIBIT 10.1

                        THIRD AMENDMENT TO FIRST AMENDED
                          AND RESTATED CREDIT AGREEMENT

         This Third Amendment to First Amended and Restated Credit Agreement ("Third Amendment") dated as of December 12, 2003 and effective as of the Amendment Effective Date (as defined in Section 5 below), is by and among ULTRA RESOURCES, INC., a Wyoming corporation ("Borrower"), the several banks and financial institutions from time to time parties to this Credit Agreement (the "Banks," such term to include all undersigned Banks and all other financial institutions that subsequently become parties to the Credit Agreement (referred to below)), BANK ONE, NA, a national banking association having its principal office in Chicago, Illinois ("Bank One") as a Bank, as the LC Issuer (hereinafter defined) and as Administrative Agent for the Banks (in such latter capacity and together with its successors and permitted assigns in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Administrative Agent and the Banks have heretofore entered into a certain First Amended and Restated Credit Agreement dated as of March 1, 2002, as amended by the First Amendment to First Amended and Restated Credit Agreement dated November 4, 2002, and by a Letter Agreement dated February 18, 2003, and by the Second Amendment to First Amended and Restated Credit Agreement dated as of May 14, 2003, and as otherwise amended, modified or supplemented prior to the date hereof (the "Credit Agreement"); and

         WHEREAS, the Borrower has requested that the Credit Agreement be amended to allow Fleet National Bank ("Fleet") to become a "Bank" party to the Credit Agreement, as set forth herein; and

         WHEREAS, the Borrower also proposes that certain other amendments and modifications be made to the Credit Agreement as set forth herein; and

         WHEREAS, subject to the terms and conditions of this Amendment, the Banks party to the Credit Agreement immediately prior to the effectiveness of this Third Amendment (the "Existing Banks"), Fleet, the Agent and the LC Issuer have agreed to enter into this Third Amendment in order to effectuate such amendments and modifications;

         NOW, THEREFORE, in consideration of the premises and for Ten Dollars ($10.00) and other good and valuable consideration received by each party hereto, and each intending to be legally bound hereby, the parties agree as follows:

         Section 1. Defined Terms. Except as amended hereby, terms used herein that are defined in the Credit Agreement shall have the same meanings herein.

         Section 2. Amendments to Credit Agreement.

                  (a) The definition of "Note" and "Notes" in Article I of the Credit Agreement is hereby amended and restated in its entirety as follows:

         "Note" and "Notes" means (i) individually, any promissory note issued by Borrower payable to the order of a Bank evidencing the Loans made by that Bank pursuant to Section 2.01 hereof and being substantially in the form of the note attached as Exhibit B hereto, specifically including each Amended and Restated Note attached to the Third Amendment at Exhibits A-1 through A-7, together with any and all further renewals, extensions for any period, increases or rearrangements thereof, and any promissory note or notes given in replacement or substitution therefor, and (ii) collectively, all such Notes.

                  (b) The definition of "Permitted Indebtedness" in Article I of the Credit Agreement is hereby amended by deleting the phrase "; and" at the end of clause (H) thereof, replacing the period at the end of clause (I) thereof with the phrase "; and" and inserting the following new clause (J):

                           "(J)     Indebtedness comprising intercompany loans
                  made to Borrower by Sino-American, provided that the interest rate, if any, applicable to any such intercompany loan shall not exceed on any date the ABR on such date."

                  (c) Article I of the Credit Agreement is hereby further amended by inserting therein the defined terms "Sino-American" and "Third Amendment" in their alphabetically appropriate places:

         ""Sino-American" means Sino-American Energy Corporation, a Texas corporation."

         ""Third Amendment" means the Third Amendment to First Amended and Restated Credit Agreement dated December 12, 2003, among the Banks, the Administrative Agent and the Borrower."

                  (d) Section 6.05 of the Credit Agreement is hereby amended and restated in its entirety as follows:

         "        Section 6.05. Dividends. Declare or pay any distribution on any capital stock of the Borrower; provided that, notwithstanding the foregoing, to the extent that Sino-American shall have previously made, directly or indirectly, an investment in, or contributed capital to, the Borrower (other than as an intercompany loan pursuant to clause (J) of the definition of Permitted Indebtedness), the Borrower shall be permitted to return to Sino-American an amount equal to the amount of such investment or capital contribution on a dollar for dollar basis."

                  (e) Section 6.18 of the Credit Agreement is hereby amended and restated in its entirety as follows:

         "        Section 6.18. Intercompany Transfers. Permit the Borrower or
         any of its Affiliates to invest in, loan to or otherwise transfer to Sino-American without the prior written approval of the Required Banks an amount greater than (a) during the calendar year ending December 31, 2003, Twenty-Five Million Dollars ($25,000,000), and (b) during each subsequent calendar year, Thirty-Five Million Dollars ($35,000,000), provided that, notwithstanding the foregoing restriction on transfers by the Borrower to Sino-American, the Borrower shall be permitted, subject to the two provisos below, to repay the outstanding principal amount of any intercompany loans owed by the Borrower to Sino-American permitted by clause (J) of the definition of Permitted Indebtedness or return the amount of any investment in, or capital contribution to, the Borrower made by Sino-American in accordance with Section 6.05; provided, however, that it shall be a condition of any transfer by Borrower or any of its Affiliates to Sino-American that such amounts transferred by the Borrower or any of its Affiliates to Sino-American be applied, first, to repay and reduce the outstanding principal amount of any intercompany loans owed by Borrower, or return the aggregate amount of investments in or capital contributions to the Borrower from Sino-American, to Sino-American, if any, in each case until repaid in full, and second, as investments in, loans to or other transfers to Sino-American pursuant to the foregoing clauses (a) or (b), as applicable; and further provided, however, in no event shall any such investment in, loan, return or transfer to, or repayment of intercompany loans to, Sino-American, be permitted if: (i) an Event of Default has occurred and is continuing pursuant to any of Sections 7.01(a), (d), (e), (f), (g), (h), (i) or (j) hereof; (ii)
         Administrative Agent has given Borrower written notice that a Loan Excess has occurred and is continuing; (iii) the Current Ratio calculated pursuant to Section 6.15(a) or (b) is, or as the result of the making of such investment, loan, transfer or repayment would become, less than 0.85 to 1.00; (iv) the EBITDA to Interest Ratio calculated pursuant to Section 6.16 (a) or (b) is, or as the result of the making of such investment, loan, transfer or repayment would become, less than 3.0 to 1.0; or (v) Administrative Agent has accelerated the maturity of Borrower's Obligations as provided in
         Section 7.03."

                  (f) Paragraph (f) of Section 9.05 of the Credit Agreement is hereby amended by inserting the following text immediately following the final sentence of the existing paragraph (f) of Section 9.05:

         Notwithstanding anything herein to the contrary, each of the Borrower, the Administrative Agent and each Bank or any other party to this Agreement (and any employee, representative or other agent of the foregoing) may disclose to any and all persons, without limitation of any kind (1) any information with respect to the U.S. federal and state income tax treatment of the Agreement, the transaction contemplated hereby and any facts that may be relevant to understanding such tax treatment, which facts shall not include for this purpose the names of the parties or any other person named herein, or information that would permit identification of the parties or such other persons, or any pricing terms or other nonpublic business or financial information that is unrelated to such tax treatment or facts, and (2) all materials of any kind (including opinions or other tax analyses) relating to such tax treatment or facts that are provided to any of the persons referred to above.

                  (g) Article IX of the Credit Agreement is hereby amended by inserting therein the following new Section 9.23 immediately following the existing Section 9.22:

         "9.23 WAIVER OF JURY TRIAL. EACH OF THE BORROWER, THE ADMINISTRATIVE AGENT AND BANKS HEREBY (I) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR

         INDIRECTLY AT ANY TIME ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY TRANSACTION CONTEMPLATED THEREBY OR ASSOCIATED THEREWITH, BEFORE OR AFTER MATURITY; (II) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; AND (III) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION."

                  (h) Schedule 1.01(b) to the Credit Agreement is hereby deleted and replaced in its entirety with the Schedule 1.01(b) attached to this Third Amendment as Annex I. Each reference to Schedule 1.01(b) in the Credit Agreement or any other Loan Document shall be deemed to refer to the Schedule 1.01(b) attached to this Third Amendment as Annex I.

                  (i) Exhibit C attached to the Credit Agreement is hereby deleted in its entirety and replaced by inserting in its place the form of Exhibit C attached to this Third Amendment as Annex III. Any reference to Exhibit C in the Credit Agreement or any other Loan Document shall be deemed to refer to Exhibit C attached to this Third Amendment as Annex III.

         Section 3. Redetermination of Borrowing Base.

                  (a) Upon the effectiveness of this Third Amendment in accordance with Section 5, the Borrowing Base shall be automatically and immediately increased as of the Amendment Effective Date to $200,000,000 until the Borrowing Base shall be redetermined in accordance with the Credit Agreement.

                  (b) Both the Borrower, on the one hand, and the Administrative Agent and the Banks, on the other hand, agree that the redetermination of the Borrowing Base pursuant to the foregoing clause
         (a) of this Section 3 shall not constitute a special or unscheduled redetermination of the Borrowing Base pursuant to Section 2.06 of the Credit Agreement.

         Section 4. Fleet as a Bank.

                  (a) Upon the effectiveness of this Third Amendment and by its execution and delivery hereof, Fleet shall be deemed automatically to have become a Bank party to the Credit Agreement, shall be a "Bank" and have all the rights and obligations of a "Bank" under the Credit Agreement and the other Loan Documents (and all instruments, documents and collateral security pertaining thereto), and agrees to be bound by the terms and conditions set forth in the Credit Agreement and the other Loan Documents to which the Banks are a party, in each case, as if Fleet were an original signatory thereto.

                  (b) Fleet (i) confirms that it has received a copy of the Credit Agreement, together with copies of the Financial Statements delivered pursuant to Sections 5.03 and 5.04, if any, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Third Amendment and the Credit Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Existing Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) represents and warrants that its name set forth herein is its legal name; (iv) appoints and authorizes the Administrative Agent to take such action as Administrative Agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Article VIII of the Credit Agreement; (vi) agrees that it will perform all of the obligations that, by the terms of the Credit Agreement, are required to be performed by it as a Bank; and (vii) agrees with the Administrative Agent that it is aware of and will comply with the provision of Section
         2.14 of the Credit Agreement.

                  (c) Fleet hereby advises each other party hereto that its address for notices is set forth below its name on Annex II hereto.

                  (d) All of the Obligations outstanding under the Credit Agreement or any other Loan Document immediately prior to the effectiveness of this Third Amendment shall hereby be restructured, rearranged, renewed, extended and continued under the Credit Agreement (as amended hereby) and the other Loan Documents.

                  (e) In connection with Fleet becoming a Bank party to the Credit Agreement (as amended hereby), each Existing Bank hereby sells, assigns, transfers and conveys, and Fleet hereby purchases and accepts, so much of the Aggregate Commitment Amount under, Loans outstanding under, and LC Obligations under, the Credit Agreement such that the Percentage Share of each Bank (including the Existing Banks and Fleet) shall be as set forth on Schedule 1.01(b) to the Credit Agreement (as amended hereby). The foregoing sales, assignments, transfers and conveyances are without recourse to the Existing Banks and without any warranties whatsoever by the Administrative Agent, the LC Issuer or any Existing Bank with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under the Credit Agreement, the Notes, any other Loan Document or any other instrument or document furnished pursuant hereto, other than the representation and warranty that each Existing Bank is the legal and beneficial owner of its respective interest being assigned hereby free and clear of any adverse claim. Neither the Administrative Agent nor any Existing Bank makes any representation or warranty or assumes any responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, the Notes, any other Loan Document or any other instrument or document furnished pursuant to the Credit Agreement or this Third Amendment.

         Section 5. Conditions Precedent in Connection with the Third Amendment. The Third Amendment shall become effective upon the satisfaction of each of the following conditions precedent (the first date upon which each such condition has been satisfied, herein the "Amendment Effective Date"):

                  (a) Administrative Agent shall have received fully executed counterparts, in the number of multiple originals requested by Administrative Agent, of the Third Amendment, duly executed by an authorized officer for Borrower and each Bank.

                  (b) Administrative Agent shall have received from Borrower for the benefit of the Banks, concurrently with the Borrower's execution of this Third Amendment, a fee in the amount of:

                           (i) for the account of each Existing Bank that approves this Third Amendment (as evidenced by such Existing Bank's execution and delivery of a signature page to this Amendment), a fee equal to three-eighths of one percent (0.375%) of the positive difference, if any, of (i) each Existing Bank's respective Percentage Share (immediately after giving effect to this Third Amendment) of $200,000,000, minus
                  (ii) each Existing Bank's respective Percentage Share (immediately prior to the effectiveness of this Third Amendment) of $155,000,000; and

                           (iii) for the account of Fleet, a fee equal to three-eighths of one percent (0.375%) of $25,000,000.

                  (c) Administrative Agent shall have received from Borrower the replacement Notes payable to each respective Bank in the forms attached to this Third Amendment as Exhibits A-1 through A-7.

                  (d)      The representations and warranties contained in
         Article IV of the Credit Agreement shall be true and correct in all material respects on the date of the Third Amendment with the same effect as though such representations and warranties had been made on such date; and no Event of Default shall have occurred and be continuing or will have occurred upon the execution of the Third Amendment.

                  (e) All legal matters incident to the consummation of the transactions contemplated by the Third Amendment shall be satisfactory to the Administrative Agent and its counsel.

         Section 6. Post-Closing Covenant. Each Existing Bank hereby agrees to deliver, as soon as reasonably practical, each Note executed and delivered by Borrower to each Bank dated as of May 14, 2003 endorsed with the following language: "Replaced by Note dated December 12, 2003, in the face amount of $_______, made by the maker and payable to the payee hereof," with such dollar amount being equal to the face amount of the Note payable to each respective Bank as set forth on Schedule 1.01(b) attached to this Third Amendment.

         Section 7. Reaffirmation of Representations and Warranties. To induce the Banks to enter into this Third Amendment, the Borrower hereby reaffirms, as of the date hereof, its representations and warranties contained in Article IV of the Credit Agreement and in all other documents executed pursuant thereto, and additionally represents and warrants as follows:

                  (a) The execution and delivery of this Third Amendment and the performance by the Borrower of its obligations under this Third Amendment are within the Borrower's power, have been duly authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law or of the charter or by-laws of the Borrower or of any agreement binding upon the Borrower.

                  (b) The Credit Agreement as amended by this Third Amendment represents the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms subject as to enforcement only to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally.

                  (c) No Event of Default or Unmatured Event of Default has occurred and is continuing as of the date hereof.

         Section 8. Reaffirmation of Credit Agreement. This Third Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

         Section 9. Entire Agreement. The Credit Agreement, as hereby amended, embodies the entire agreement between the Borrower and the Banks and supersedes all prior proposals, agreements and understandings relating to the subject matter hereof. The Borrower certifies that it is not relying on any representation, warranty, covenant or agreement except for those set forth in the Credit Agreement, as hereby amended, and in the other documents previously executed or executed of even date herewith.

         Section 10. Governing Law. THIS THIRD AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

         Section 11. Severability. Whenever possible each provision of this Third Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Third Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Third Amendment.

         Section 12. Execution in Counterparts. This Third Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement.

         Section 13. Section Captions. Section captions used in this Third Amendment are for convenience of reference only, and shall not affect the construction of this Third Amendment.

         Section 14. Successors and Assigns. This Third Amendment shall be binding upon the Borrower and the Banks and their respective successors and assigns, and shall inure to the benefit of the Borrower and the Banks, and the respective successors and assigns of the Banks.

         Section 15. Non-Application of Chapter 346 of Texas Finance Codes. In no event shall Chapter 346 of the Texas Finance Code (which regulates certain revolving loan accounts and revolving tri-party accounts) apply to this Credit Agreement as hereby further amended or any other Loan Documents or the transactions contemplated hereby.

         Section 16. NOTICE. THIS THIRD AMENDMENT TOGETHER WITH THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO WRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                            [SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the day and year first above written.

                                    BORROWER:

                                    ULTRA RESOURCES, INC.

                                    By: /s/ Michael D. Watford
                                        ---------------------------------------
                                        Michael D. Watford
                                        President and Chief Executive Officer

                                    ADMINISTRATIVE AGENT, LC ISSUER AND BANK:

                                    BANK ONE, NA

                                    By: /s/ Stephen Shatto
                                        ----------------------------------------
                                        Stephen Shatto
                                        Vice President

                                    SYNDICATION AGENT AND BANK:

                                    UNION BANK OF CALIFORNIA, N.A.

                                    By: /s/ Ali Ahmed
                                        ----------------------------------------
                                        Ali Amed
                                        Vice President

                                    By:  /s/ Damien Meiburger
                                         --------------------------------------
                                         Damien Meiburger
                                         Senior Vice President

                                    CO-AGENT AND BANK:

                                    HIBERNIA NATIONAL BANK

                                    By: /s/ Nancy G. Moragas
                                        ---------------------------------------
                                        Nancy G. Moragas
                                        Vice President

                                    CO-AGENT AND BANK:

                                    GUARANTY BANK, FSB

                                    By: /s/ Richard Menchaca
                                        ---------------------------------------
                                        Richard Menchaca
                                        Senior Vice President

                                    BANK:

                                    COMPASS BANK

                                    By: /s/ Kathleen J. Bowen
                                        ----------------------------------------
                                        Kathleen J. Bowen

                                    BANK:

                                    BANK OF SCOTLAND

                                    By: /s/ Susan E. Hay
                                        ----------------------------------------
                                        Susan E. Hay
                                        Director, Business Services

                                    BANK:

                                    FLEET NATIONAL BANK

                                    By: /s/ Mark Serice
                                        ----------------------------------------
                                        Mark Serice
                                        Vice President

                          ACKNOWLEDGMENT BY GUARANTORS

         Each of the undersigned Guarantors hereby (i) consents to the terms and conditions of that certain Third Amendment to First Amended and Restated Credit Agreement dated as of December 12, 2003 (the "Third Amendment"), (ii) acknowledges and agrees that its consent is not required for the effectiveness of the Third Amendment, (iii) ratifies and acknowledges its respective Guaranteed Indebtedness under each Loan Document to which it is a party, and
(iv) represents and warrants that (a) no Default or Event of Default has occurred and is continuing, (b) it is in full compliance with all covenants and agreements pertaining to it in the Loan Documents, and (c) it has reviewed a copy of the Third Amendment.

         Executed to be effective as of December 12, 2003.

                                    GUARANTORS:

                                    UP ENERGY CORPORATION
                                    ULTRA PETROLEUM CORP.

                                    By: /s/ Michael D. Watford
                                       -----------------------------
                                       Name: Michael D. Watford
                                       Title:

                                                                         ANNEX I

                                SCHEDULE 1.01(b)

               Commitment Amounts and Aggregate Commitment Amount

                                  Percentage       Commitment
            Bank                    Share            Amount
------------------------------    ----------     ---------------
Bank One, NA                       18.00000%     $ 45,000,000.00
Guaranty Bank, FSB                 18.00000%     $ 45,000,000.00
Union Bank of California, N.A.     17.00000%     $ 42,500,000.00
Bank of Scotland                   15.00000%     $ 37,500,000.00
Fleet National Bank                12.50000%     $ 31,250,000.00
Hibernia National Bank             12.00000%     $ 30,000,000.00
Compass Bank                        7.50000%     $ 18,750,000.00
Aggregate Commitment Amount:      100.00000%     $250,000,000.00

                                                                        ANNEX II

Fleet National Bank
100 Federal Street, MADE 10009H
Boston, MA 02110
Attention: Terrence Ronan
Telephone: (617) 434-5472
Fax: (617) 434-3652
terrence_ronan@fleet.com

With a copy to:

FleetBoston Energy Finance
700 Louisiana Street
Suite 2500
Houston, TX 77002
Attention: Mark A. Serice
Telephone: 713 315-4217
Fax: 713 224-1223
E-Mail: mark_serice@fleet.com

                                                                       ANNEX III

                               [See Attached File]

                                   EXHIBIT A-1

                    THIRD AMENDED AND RESTATED REVOLVING NOTE

$45,000,000.00                    Houston, Texas               December 12, 2003

         On the dates hereinafter prescribed, for value received, ULTRA RESOURCES, INC., a Wyoming corporation, (herein, called "Borrower"), having an address at 363 N. Sam Houston Parkway, Suite 1200, Houston, Texas 77060, promises to pay to the order of BANK ONE, NA (herein called "Bank"), at its principal offices at 910 Travis, 6th Floor, Houston, Texas 77002, (i) the principal amount of U.S. FORTY FIVE MILLION AND 00/100 DOLLARS ($45,000,000.00) or the principal amount advanced pursuant to the terms of the Credit Agreement (defined herein) as of the date of maturity hereof, whether by acceleration or otherwise, whichever may be the lesser, and (ii) interest on the principal balance from time to time advanced and remaining unpaid from the date of the advance until maturity at a rate of interest equal to lesser of (a) the "Floating Rate" (as defined and calculated in the Credit Agreement), or (b) the Maximum Rate (as defined and calculated in the Credit Agreement). Any increase or decrease in interest rate resulting from a change in the Maximum Rate shall be effective immediately when such change becomes effective, without notice to the Borrower, unless Applicable Law (as defined in the Credit Agreement) requires that such increase or decrease not be effective until a later time, in which event such increase or decrease shall be effective at the earliest time permitted under the provisions of such law.

         Notwithstanding the foregoing, if during any period the Floating Rate exceeds the Maximum Rate, the rate of interest in effect on this Note shall be limited to the Maximum Rate during each such period, but at all times thereafter the rate of interest in effect on this Note shall be the Maximum Rate or, if there is no Maximum Rate, the Agreed Maximum Rate (as defined below), until the total amount of interest accrued on this Note equals the total amount of interest which would have accrued hereon if the Floating Rate had at all times been in effect.

         This Note is a revolving credit note and it is contemplated that by reason of prepayments hereon there may be times when no indebtedness is owing hereunder; but notwithstanding such occurrence, this Note shall remain valid and in full force and effect as to each principal advance made hereunder subsequent to each such occurrence. Each principal advance and each payment hereof made pursuant to this Note shall be reflected by the Bank's records and the aggregate unpaid amounts reflected by such records shall constitute rebuttably presumptive evidence of the principal and unpaid, accrued interest remaining outstanding on this Note.

         "Agreed Maximum Rate" means a per annum rate of seven and three-fourths percent (7.75%) plus the Floating Rate from time to time in effect, which Agreed Maximum Rate shall apply only during any period while there is no Maximum Rate applicable to this Note.

         Other capitalized terms used herein, that are not defined herein, shall have the meanings prescribed therefor in the Credit Agreement.

         The Borrower and the Bank hereby agree that Chapter 346 of the Texas Finance Code, shall not apply to this Note or the loan transaction evidenced by, and referenced in, the Credit

                                                             -------------------
                                                             Borrower's Initials

Agreement (hereinafter defined) in any manner, including without limitation, to any account or arrangement evidenced or created by, or provided for in, this Note.

         The principal sum of this Note, after giving credit for unadvanced principal, if any, remaining at final maturity, shall be due and payable on or before March 1, 2006; interest to accrue upon the principal sum from time to time owing and unpaid hereunder shall be due and payable as provided in the Credit Agreement; provided, however, the final installment of interest hereunder shall be due and payable not later than the maturity of the principal sum hereof, howsoever such maturity may be brought about.

         In no event shall the aggregate of the interest on this Note, plus any other amounts paid in connection with the loan evidenced by this Note which would under Applicable Law be deemed "interest," ever exceed the maximum amount of interest which, under Applicable Law, could be lawfully charged on this Note. The Bank and the Borrower specifically intend and agree to limit contractually the interest payable on this Note to not more than an amount determined at the Maximum Rate. Therefore, none of the terms of this Note or any other instruments pertaining to or securing this Note shall ever be construed to create a contract to pay interest at a rate in excess of the Maximum Rate, and neither the Borrower nor any other party liable herefor shall ever be liable for interest in excess of that determined at the Maximum Rate, and the provisions of this paragraph shall control over all provisions of this Note or of any other instruments pertaining to or securing this Note. If any amount of interest taken or received by the Bank shall be in excess of the maximum amount of interest which, under Applicable Law, could lawfully have been collected on this Note, then the excess shall be deemed to have been the result of a mathematical error by the parties hereto and shall be refunded promptly to the Borrower. All amounts paid or agreed to be paid in connection with the indebtedness evidenced by this Note which would under Applicable Law be deemed "interest" shall, to the extent permitted by Applicable Law, be amortized, prorated, allocated and spread throughout the full term of this Note.

         This Note is secured by all security agreements, collateral assignments, mortgages and lien instruments executed by the Borrower (or by any other party) in favor of Bank One, NA, as Administrative Agent for the Banks, including those executed simultaneously herewith, those executed heretofore and those hereafter executed, and including specifically and without limitation the Security Instruments described and defined in that certain Credit Agreement dated as of March 22, 2000 by and between Borrower, Ultra Petroleum (USA) Inc., and Bank One, Texas, National Association, as amended by that certain First Amendment to Credit Agreement dated as of July 19, 2001 by and between Borrower and Bank One, NA, and as amended and restated by that certain First Amended and Restated Credit Agreement dated March 1, 2002, as amended by the First Amendment thereto dated November 4, 2002, the Second Amendment thereto dated May 14, 2003, and the Third Amendment thereto dated as of December 12, 2003, by and among Borrower, Bank One, NA, as the Administrative Agent, as a Bank and as LC Issuer, and the several other banks and financial institutions who are from time to time party thereto as Banks (as may be further amended from time to time, the "Credit Agreement").

         This Note is the Revolving Note issued pursuant to the Credit Agreement. Reference is hereby made to the Credit Agreement for a statement of the rights and obligations of the holder of this Note and the duties and obligations of the Borrower in relation thereto; but neither this reference to the Credit Agreement nor any provisions thereof shall affect or impair the absolute

                                                             -------------------
                                                             Borrower's Initials
and unconditional obligation of the Borrower to pay any outstanding and unpaid principal of and interest on this Note when due, in accordance with the terms of the Credit Agreement. Each advance and each payment made pursuant to this Note shall be reflected by notations made by the Bank on its records and the aggregate unpaid amounts reflected by the notations on the records of the Bank shall be deemed rebuttably presumptive evidence of the principal amount owing under this Note.

         In the event of default in the payment when due of any of the principal of or any interest on this Note, or in the event of default under the terms of the Credit Agreement or any of the Security Instruments, or if any event occurs or condition exists which authorizes the acceleration of the maturity of this Note under any agreement made by the Borrower, the Bank (or other holder of this Note) may, at its option, without presentment or demand or any notice to the Borrower or any other person liable herefor, declare the unpaid principal balance of and accrued interest on this Note to be immediately due and payable.

         If this Note is collected by suit or through the Probate or Bankruptcy Court, or any judicial proceeding, or if this Note is not paid at maturity, however such maturity may be brought about, and is placed in the hands of an attorney for collection, then the Borrower agrees to pay reasonable and documented attorneys' fees, not to exceed 10% of the full amount of principal and interest owing hereon at the time this Note is placed in the hands of an attorney.

         The Borrower and all sureties, endorsers and guarantors of this Note waive demand, presentment for payment, notice of nonpayment, protest, notice of protest, notice of intent to accelerate maturity, notice of acceleration of maturity, and all other notices, filing of suit and diligence in collecting this Note or enforcing any of the security herefor, and agree to any substitution, exchange or release of any such security or the release of any party primarily or secondarily liable hereon and further agrees that it will not be necessary for the Bank, in order to enforce payment of this Note by them, to first institute suit or exhaust its remedies against any Borrower or others liable herefor, or to enforce its rights against any security herefor, and consent to any one or more extensions or postponements of time of payment of this Note on any terms or any other indulgences with respect hereto, without notice thereof to any of them. The Bank may transfer this Note, and the rights and privileges of the Bank under this Note shall inure to the benefit of the Bank's representatives, successors or assigns.

         This Note is one the Third Amended and Restated Notes that amends and restates those certain Second Amended and Restated Notes dated March 1, 2002, in an aggregate principal amount of $250,000,000, which Second Amended and Restated Notes themselves amended and restated those certain Amended and Restated Notes dated March 1, 2002, in an aggregate principal amount of $150,000,000, which Amended and Restated Notes themselves amended and restated those certain Revolving Notes dated March 1, 2002, in an aggregate principal amount of $150,000,000, which Revolving Notes amended, extended, rearranged and restated that certain Reducing Revolving Note executed effective as of July 19, 2001, in the original principal amount of $100,000,000 executed by Ultra Resources, Inc., and payable to the order of Bank One, NA; which Reducing Revolving Note itself amended, extended, rearranged and restated that certain

                                                             -------------------
                                                             Borrower's Initials

Reducing Revolving Note dated March 22, 2000, in the original principal amount of $40,000,000 executed by Ultra Resources, Inc., and Ultra Petroleum (USA) Inc., payable to the order of Bank One, Texas, National Association (collectively, the "Prior Notes"). All liens and security interests that exist to secure the indebtedness evidenced by that Prior Note shall continue in force and effect to secure the indebtedness evidenced by this Note.

         Executed as of December 12, 2003, but effective as of the date and year first set forth above.

                                       ULTRA RESOURCES, INC.

Attest:

/s/ Charlotte H. Kauffman              By: /s/ Michael D. Watford
-------------------------                  ----------------------
Charlotte H. Kauffman                      Michael D. Watford
Secretary                                  President and Chief Executive Officer

                                                             -------------------
                                                             Borrower's Initials

                                   EXHIBIT A-2

                    THIRD AMENDED AND RESTATED REVOLVING NOTE

$45,000,000.00                   Houston, Texas                December 12, 2003

         On the dates hereinafter prescribed, for value received, ULTRA RESOURCES, INC., a Wyoming corporation, (herein, called "Borrower"), having an address at 363 N. Sam Houston Parkway, Suite 1200, Houston, Texas 77060, promises to pay to the order of GUARANTY BANK, FSB (herein called "Bank"), at its principal offices at 333 Clay Street, Suite 4430, Houston, Texas 77002, (i) the principal amount of U.S. FORTY FIVE MILLION AND 00/100 DOLLARS ($45,000,000.00) or the principal amount advanced pursuant to the terms of the Credit Agreement (defined herein) as of the date of maturity hereof, whether by acceleration or otherwise, whichever may be the lesser, and (ii) interest on the principal balance from time to time advanced and remaining unpaid from the date of the advance until maturity at a rate of interest equal to lesser of (a) the "Floating Rate" (as defined and calculated in the Credit Agreement), or (b) the Maximum Rate (as defined and calculated in the Credit Agreement). Any increase or decrease in interest rate resulting from a change in the Maximum Rate shall be effective immediately when such change becomes effective, without notice to the Borrower, unless Applicable Law (as defined in the Credit Agreement) requires that such increase or decrease not be effective until a later time, in which event such increase or decrease shall be effective at the earliest time permitted under the provisions of such law.

         Notwithstanding the foregoing, if during any period the Floating Rate exceeds the Maximum Rate, the rate of interest in effect on this Note shall be limited to the Maximum Rate during each such period, but at all times thereafter the rate of interest in effect on this Note shall be the Maximum Rate or, if there is no Maximum Rate, the Agreed Maximum Rate (as defined below), until the total amount of interest accrued on this Note equals the total amount of interest which would have accrued hereon if the Floating Rate had at all times been in effect.

         This Note is a revolving credit note and it is contemplated that by reason of prepayments hereon there may be times when no indebtedness is owing hereunder; but notwithstanding such occurrence, this Note shall remain valid and in full force and effect as to each principal advance made hereunder subsequent to each such occurrence. Each principal advance and each payment hereof made pursuant to this Note shall be reflected by the Bank's records and the aggregate unpaid amounts reflected by such records shall constitute rebuttably presumptive evidence of the principal and unpaid, accrued interest remaining outstanding on this Note.

         "Agreed Maximum Rate" means a per annum rate of seven and three-fourths percent (7.75%) plus the Floating Rate from time to time in effect, which Agreed Maximum Rate shall apply only during any period while there is no Maximum Rate applicable to this Note.

         Other capitalized terms used herein, that are not defined herein, shall have the meanings prescribed therefor in the Credit Agreement.

         The Borrower and the Bank hereby agree that Chapter 346 of the Texas Finance Code, shall not apply to this Note or the loan transaction evidenced by, and referenced in, the Credit

                                                             -------------------
                                                             Borrower's Initials

Agreement (hereinafter defined) in any manner, including without limitation, to any account or arrangement evidenced or created by, or provided for in, this Note.

         The principal sum of this Note, after giving credit for unadvanced principal, if any, remaining at final maturity, shall be due and payable on or before March 1, 2006; interest to accrue upon the principal sum from time to time owing and unpaid hereunder shall be due and payable as provided in the Credit Agreement; provided, however, the final installment of interest hereunder shall be due and payable not later than the maturity of the principal sum hereof, howsoever such maturity may be brought about.

         In no event shall the aggregate of the interest on this Note, plus any other amounts paid in connection with the loan evidenced by this Note which would under Applicable Law be deemed "interest," ever exceed the maximum amount of interest which, under Applicable Law, could be lawfully charged on this Note. The Bank and the Borrower specifically intend and agree to limit contractually the interest payable on this Note to not more than an amount determined at the Maximum Rate. Therefore, none of the terms of this Note or any other instruments pertaining to or securing this Note shall ever be construed to create a contract to pay interest at a rate in excess of the Maximum Rate, and neither the Borrower nor any other party liable herefor shall ever be liable for interest in excess of that determined at the Maximum Rate, and the provisions of this paragraph shall control over all provisions of this Note or of any other instruments pertaining to or securing this Note. If any amount of interest taken or received by the Bank shall be in excess of the maximum amount of interest which, under Applicable Law, could lawfully have been collected on this Note, then the excess shall be deemed to have been the result of a mathematical error by the parties hereto and shall be refunded promptly to the Borrower. All amounts paid or agreed to be paid in connection with the indebtedness evidenced by this Note which would under Applicable Law be deemed "interest" shall, to the extent permitted by Applicable Law, be amortized, prorated, allocated and spread throughout the full term of this Note.

         This Note is secured by all security agreements, collateral assignments, mortgages and lien instruments executed by the Borrower (or by any other party) in favor of Bank One, NA, as Administrative Agent for the Banks, including those executed simultaneously herewith, those executed heretofore and those hereafter executed, and including specifically and without limitation the Security Instruments described and defined in that certain Credit Agreement dated as of March 22, 2000 by and between Borrower, Ultra Petroleum (USA) Inc., and Bank One, Texas, National Association, as amended by that certain First Amendment to Credit Agreement dated as of July 19, 2001 by and between Borrower and Bank One, NA, and as amended and restated by that certain First Amended and Restated Credit Agreement dated March 1, 2002, as amended by the First Amendment thereto dated November 4, 2002, the Second Amendment thereto dated May 14, 2003, and the Third Amendment thereto dated as of December 12, 2003, by and among Borrower, Bank One, NA, as the Administrative Agent, as a Bank and as LC Issuer, and the several other banks and financial institutions who are from time to time party thereto as Banks (as may be further amended from time to time, the "Credit Agreement").

         This Note is the Revolving Note issued pursuant to the Credit Agreement. Reference is hereby made to the Credit Agreement for a statement of the rights and obligations of the holder of this Note and the duties and obligations of the Borrower in relation thereto; but neither this reference to the Credit Agreement nor any provisions thereof shall affect or impair the absolute

                                                             -------------------
                                                             Borrower's Initials
and unconditional obligation of the Borrower to pay any outstanding and unpaid principal of and interest on this Note when due, in accordance with the terms of the Credit Agreement. Each advance and each payment made pursuant to this Note shall be reflected by notations made by the Bank on its records and the aggregate unpaid amounts reflected by the notations on the records of the Bank shall be deemed rebuttably presumptive evidence of the principal amount owing under this Note.

         In the event of default in the payment when due of any of the principal of or any interest on this Note, or in the event of default under the terms of the Credit Agreement or any of the Security Instruments, or if any event occurs or condition exists which authorizes the acceleration of the maturity of this Note under any agreement made by the Borrower, the Bank (or other holder of this Note) may, at its option, without presentment or demand or any notice to the Borrower or any other person liable herefor, declare the unpaid principal balance of and accrued interest on this Note to be immediately due and payable.

         If this Note is collected by suit or through the Probate or Bankruptcy Court, or any judicial proceeding, or if this Note is not paid at maturity, however such maturity may be brought about, and is placed in the hands of an attorney for collection, then the Borrower agrees to pay reasonable and documented attorneys' fees, not to exceed 10% of the full amount of principal and interest owing hereon at the time this Note is placed in the hands of an attorney.

         The Borrower and all sureties, endorsers and guarantors of this Note waive demand, presentment for payment, notice of nonpayment, protest, notice of protest, notice of intent to accelerate maturity, notice of acceleration of maturity, and all other notices, filing of suit and diligence in collecting this Note or enforcing any of the security herefor, and agree to any substitution, exchange or release of any such security or the release of any party primarily or secondarily liable hereon and further agrees that it will not be necessary for the Bank, in order to enforce payment of this Note by them, to first institute suit or exhaust its remedies against any Borrower or others liable herefor, or to enforce its rights against any security herefor, and consent to any one or more extensions or postponements of time of payment of this Note on any terms or any other indulgences with respect hereto, without notice thereof to any of them. The Bank may transfer this Note, and the rights and privileges of the Bank under this Note shall inure to the benefit of the Bank's representatives, successors or assigns.

         This Note is one the Third Amended and Restated Notes that amends and restates those certain Second Amended and Restated Notes dated March 1, 2002, in an aggregate principal amount of $250,000,000, which Second Amended and Restated Notes themselves amended and restated those certain Amended and Restated Notes dated March 1, 2002, in an aggregate principal amount of $150,000,000, which Amended and Restated Notes themselves amended and restated those certain Revolving Notes dated March 1, 2002, in an aggregate principal amount of $150,000,000, which Revolving Notes amended, extended, rearranged and restated that certain Reducing Revolving Note executed effective as of July 19, 2001, in the original principal amount of $100,000,000 executed by Ultra Resources, Inc., and payable to the order of Bank One, NA; which Reducing Revolving Note itself amended, extended, rearranged and restated that certain

                                                             -------------------
                                                             Borrower's Initials

Reducing Revolving Note dated March 22, 2000, in the original principal amount of $40,000,000 executed by Ultra Resources, Inc., and Ultra Petroleum (USA) Inc., payable to the order of Bank One, Texas, National Association (collectively, the "Prior Notes"). All liens and security interests that exist to secure the indebtedness evidenced by that Prior Note shall continue in force and effect to secure the indebtedness evidenced by this Note.

         Executed as of December 12, 2003, but effective as of the date and year first set forth above.

                                       ULTRA RESOURCES, INC.

Attest:

/s/ Charlotte H. Kauffman              By: /s/ Michael D. Watford
--------------------------                 ----------------------
Charlotte H. Kauffman                      Michael D. Watford
Secretary                                  President and Chief Executive Officer

                                                             -------------------
                                                             Borrower's Initials

                                   EXHIBIT A-3

                    THIRD AMENDED AND RESTATED REVOLVING NOTE

$42,500,000.00                   Houston, Texas                December 12, 2003

         On the dates hereinafter prescribed, for value received, ULTRA RESOURCES, INC., a Wyoming corporation, (herein, called "Borrower"), having an address at 363 N. Sam Houston Parkway, Suite 1200, Houston, Texas 77060, promises to pay to the order of UNION BANK OF CALIFORINA, N.A. (herein called "Bank"), at its principal offices at 500 North Akard, Suite 4200, Dallas, Texas 75201, (i) the principal amount of U.S. FORTY TWO MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($42,500,000.00) or the principal amount advanced pursuant to the terms of the Credit Agreement (defined herein) as of the date of maturity hereof, whether by acceleration or otherwise, whichever may be the lesser, and
(ii) interest on the principal balance from time to time advanced and remaining unpaid from the date of the advance until maturity at a rate of interest equal to lesser of (a) the "Floating Rate" (as defined and calculated in the Credit Agreement), or (b) the Maximum Rate (as defined and calculated in the Credit Agreement). Any increase or decrease in interest rate resulting from a change in the Maximum Rate shall be effective immediately when such change becomes effective, without notice to the Borrower, unless Applicable Law (as defined in the Credit Agreement) requires that such increase or decrease not be effective until a later time, in which event such increase or decrease shall be effective at the earliest time permitted under the provisions of such law.

         Notwithstanding the foregoing, if during any period the Floating Rate exceeds the Maximum Rate, the rate of interest in effect on this Note shall be limited to the Maximum Rate during each such period, but at all times thereafter the rate of interest in effect on this Note shall be the Maximum Rate or, if there is no Maximum Rate, the Agreed Maximum Rate (as defined below), until the total amount of interest accrued on this Note equals the total amount of interest which would have accrued hereon if the Floating Rate had at all times been in effect.

         This Note is a revolving credit note and it is contemplated that by reason of prepayments hereon there may be times when no indebtedness is owing hereunder; but notwithstanding such occurrence, this Note shall remain valid and in full force and effect as to each principal advance made hereunder subsequent to each such occurrence. Each principal advance and each payment hereof made pursuant to this Note shall be reflected by the Bank's records and the aggregate unpaid amounts reflected by such records shall constitute rebuttably presumptive evidence of the principal and unpaid, accrued interest remaining outstanding on this Note.

         "Agreed Maximum Rate" means a per annum rate of seven and three-fourths percent (7.75%) plus the Floating Rate from time to time in effect, which Agreed Maximum Rate shall apply only during any period while there is no Maximum Rate applicable to this Note.

         Other capitalized terms used herein, that are not defined herein, shall have the meanings prescribed therefor in the Credit Agreement.

         The Borrower and the Bank hereby agree that Chapter 346 of the Texas Finance Code, shall not apply to this Note or the loan transaction evidenced by, and referenced in, the Credit

                                                             -------------------
                                                             Borrower's Initials

Agreement (hereinafter defined) in any manner, including without limitation, to any account or arrangement evidenced or created by, or provided for in, this Note.

         The principal sum of this Note, after giving credit for unadvanced principal, if any, remaining at final maturity, shall be due and payable on or before March 1, 2006; interest to accrue upon the principal sum from time to time owing and unpaid hereunder shall be due and payable as provided in the Credit Agreement; provided, however, the final installment of interest hereunder shall be due and payable not later than the maturity of the principal sum hereof, howsoever such maturity may be brought about.

         In no event shall the aggregate of the interest on this Note, plus any other amounts paid in connection with the loan evidenced by this Note which would under Applicable Law be deemed "interest," ever exceed the maximum amount of interest which, under Applicable Law, could be lawfully charged on this Note. The Bank and the Borrower specifically intend and agree to limit contractually the interest payable on this Note to not more than an amount determined at the Maximum Rate. Therefore, none of the terms of this Note or any other instruments pertaining to or securing this Note shall ever be construed to create a contract to pay interest at a rate in excess of the Maximum Rate, and neither the Borrower nor any other party liable herefor shall ever be liable for interest in excess of that determined at the Maximum Rate, and the provisions of this paragraph shall control over all provisions of this Note or of any other instruments pertaining to or securing this Note. If any amount of interest taken or received by the Bank shall be in excess of the maximum amount of interest which, under Applicable Law, could lawfully have been collected on this Note, then the excess shall be deemed to have been the result of a mathematical error by the parties hereto and shall be refunded promptly to the Borrower. All amounts paid or agreed to be paid in connection with the indebtedness evidenced by this Note which would under Applicable Law be deemed "interest" shall, to the extent permitted by Applicable Law, be amortized, prorated, allocated and spread throughout the full term of this Note.

         This Note is secured by all security agreements, collateral assignments, mortgages and lien instruments executed by the Borrower (or by any other party) in favor of Bank One, NA, as Administrative Agent for the Banks, including those executed simultaneously herewith, those executed heretofore and those hereafter executed, and including specifically and without limitation the Security Instruments described and defined in that certain Credit Agreement dated as of March 22, 2000 by and between Borrower, Ultra Petroleum (USA) Inc., and Bank One, Texas, National Association, as amended by that certain First Amendment to Credit Agreement dated as of July 19, 2001 by and between Borrower and Bank One, NA, and as amended and restated by that certain First Amended and Restated Credit Agreement dated March 1, 2002, as amended by the First Amendment thereto dated November 4, 2002, the Second Amendment thereto dated May 14, 2003, and the Third Amendment thereto dated as of December 12, 2003, by and among Borrower, Bank One, NA, as the Administrative Agent, as a Bank and as LC Issuer, and the several other banks and financial institutions who are from time to time party thereto as Banks (as may be further amended from time to time, the "Credit Agreement").

         This Note is the Revolving Note issued pursuant to the Credit Agreement. Reference is hereby made to the Credit Agreement for a statement of the rights and obligations of the holder of this Note and the duties and obligations of the Borrower in relation thereto; but neither this reference to the Credit Agreement nor any provisions thereof shall affect or impair the absolute

                                                             -------------------
                                                             Borrower's Initials
and unconditional obligation of the Borrower to pay any outstanding and unpaid principal of and interest on this Note when due, in accordance with the terms of the Credit Agreement. Each advance and each payment made pursuant to this Note shall be reflected by notations made by the Bank on its records and the aggregate unpaid amounts reflected by the notations on the records of the Bank shall be deemed rebuttably presumptive evidence of the principal amount owing under this Note.

         In the event of default in the payment when due of any of the principal of or any interest on this Note, or in the event of default under the terms of the Credit Agreement or any of the Security Instruments, or if any event occurs or condition exists which authorizes the acceleration of the maturity of this Note under any agreement made by the Borrower, the Bank (or other holder of this Note) may, at its option, without presentment or demand or any notice to the Borrower or any other person liable herefor, declare the unpaid principal balance of and accrued interest on this Note to be immediately due and payable.

         If this Note is collected by suit or through the Probate or Bankruptcy Court, or any judicial proceeding, or if this Note is not paid at maturity, however such maturity may be brought about, and is placed in the hands of an attorney for collection, then the Borrower agrees to pay reasonable and documented attorneys' fees, not to exceed 10% of the full amount of principal and interest owing hereon at the time this Note is placed in the hands of an attorney.

         The Borrower and all sureties, endorsers and guarantors of this Note waive demand, presentment for payment, notice of nonpayment, protest, notice of protest, notice of intent to accelerate maturity, notice of acceleration of maturity, and all other notices, filing of suit and diligence in collecting this Note or enforcing any of the security herefor, and agree to any substitution, exchange or release of any such security or the release of any party primarily or secondarily liable hereon and further agrees that it will not be necessary for the Bank, in order to enforce payment of this Note by them, to first institute suit or exhaust its remedies against any Borrower or others liable herefor, or to enforce its rights against any security herefor, and consent to any one or more extensions or postponements of time of payment of this Note on any terms or any other indulgences with respect hereto, without notice thereof to any of them. The Bank may transfer this Note, and the rights and privileges of the Bank under this Note shall inure to the benefit of the Bank's representatives, successors or assigns.

         This Note is one the Third Amended and Restated Notes that amends and restates those certain Second Amended and Restated Notes dated March 1, 2002, in an aggregate principal amount of $250,000,000, which Second Amended and Restated Notes themselves amended and restated those certain Amended and Restated Notes dated March 1, 2002, in an aggregate principal amount of $150,000,000, which Amended and Restated Notes themselves amended and restated those certain Revolving Notes dated March 1, 2002, in an aggregate principal amount of $150,000,000, which Revolving Notes amended, extended, rearranged and restated that certain Reducing Revolving Note executed effective as of July 19, 2001, in the original principal amount of $100,000,000 executed by Ultra Resources, Inc., and payable to the order of Bank One, NA; which Reducing Revolving Note itself amended, extended, rearranged and restated that certain

                                                             -------------------
                                                             Borrower's Initials

Reducing Revolving Note dated March 22, 2000, in the original principal amount of $40,000,000 executed by Ultra Resources, Inc., and Ultra Petroleum (USA) Inc., payable to the order of Bank One, Texas, National Association (collectively, the "Prior Notes"). All liens and security interests that exist to secure the indebtedness evidenced by that Prior Note shall continue in force and effect to secure the indebtedness evidenced by this Note.

         Executed as of December 12, 2003, but effective as of the date and year first set forth above.

                                     ULTRA RESOURCES, INC.

Attest:

/s/ Charlotte H. Kauffman            By: /s/ Michael D. Watford
------------------------------           --------------------------------------
Charlotte H. Kauffman                    Michael D. Watford
Secretary                                President and Chief Executive Officer

                                                             -------------------
                                                             Borrower's Initials

                                   EXHIBIT A-4

                    THIRD AMENDED AND RESTATED REVOLVING NOTE

$31,250,000.00                         Houston, Texas          December 12, 2003

         On the dates hereinafter prescribed, for value received, ULTRA RESOURCES, INC., a Wyoming corporation, (herein, called "Borrower"), having an address at 363 N. Sam Houston Parkway, Suite 1200, Houston, Texas 77060, promises to pay to the order of FLEET NATIONAL BANK (herein called "Bank"), at its principal offices at 100 Federal Street, Boston, Massachusetts 02110, (i) the principal amount of U.S. THIRTY ONE MILLION TWO HUNDRED FIFTY THOUSAND AND 00/100 DOLLARS ($31,250,000.00) or the principal amount advanced pursuant to the terms of the Credit Agreement (defined herein) as of the date of maturity hereof, whether by acceleration or otherwise, whichever may be the lesser, and
(ii) interest on the principal balance from time to time advanced and remaining unpaid from the date of the advance until maturity at a rate of interest equal to lesser of (a) the "Floating Rate" (as defined and calculated in the Credit Agreement), or (b) the Maximum Rate (as defined and calculated in the Credit Agreement). Any increase or decrease in interest rate resulting from a change in the Maximum Rate shall be effective immediately when such change becomes effective, without notice to the Borrower, unless Applicable Law (as defined in the Credit Agreement) requires that such increase or decrease not be effective until a later time, in which event such increase or decrease shall be effective at the earliest time permitted under the provisions of such law.

         Notwithstanding the foregoing, if during any period the Floating Rate exceeds the Maximum Rate, the rate of interest in effect on this Note shall be limited to the Maximum Rate during each such period, but at all times thereafter the rate of interest in effect on this Note shall be the Maximum Rate or, if there is no Maximum Rate, the Agreed Maximum Rate (as defined below), until the total amount of interest accrued on this Note equals the total amount of interest which would have accrued hereon if the Floating Rate had at all times been in effect.

         This Note is a revolving credit note and it is contemplated that by reason of prepayments hereon there may be times when no indebtedness is owing hereunder; but notwithstanding such occurrence, this Note shall remain valid and in full force and effect as to each principal advance made hereunder subsequent to each such occurrence. Each principal advance and each payment hereof made pursuant to this Note shall be reflected by the Bank's records and the aggregate unpaid amounts reflected by such records shall constitute rebuttably presumptive evidence of the principal and unpaid, accrued interest remaining outstanding on this Note.

         "Agreed Maximum Rate" means a per annum rate of seven and three-fourths percent (7.75%) plus the Floating Rate from time to time in effect, which Agreed Maximum Rate shall apply only during any period while there is no Maximum Rate applicable to this Note.

         Other capitalized terms used herein, that are not defined herein, shall have the meanings prescribed therefor in the Credit Agreement.

         The Borrower and the Bank hereby agree that Chapter 346 of the Texas Finance Code, shall not apply to this Note or the loan transaction evidenced by, and referenced in, the Credit

                                                             -------------------
                                                             Borrower's Initials

Agreement (hereinafter defined) in any manner, including without limitation, to any account or arrangement evidenced or created by, or provided for in, this Note.

         The principal sum of this Note, after giving credit for unadvanced principal, if any, remaining at final maturity, shall be due and payable on or before March 1, 2006; interest to accrue upon the principal sum from time to time owing and unpaid hereunder shall be due and payable as provided in the Credit Agreement; provided, however, the final installment of interest hereunder shall be due and payable not later than the maturity of the principal sum hereof, howsoever such maturity may be brought about.

         In no event shall the aggregate of the interest on this Note, plus any other amounts paid in connection with the loan evidenced by this Note which would under Applicable Law be deemed "interest," ever exceed the maximum amount of interest which, under Applicable Law, could be lawfully charged on this Note. The Bank and the Borrower specifically intend and agree to limit contractually the interest payable on this Note to not more than an amount determined at the Maximum Rate. Therefore, none of the terms of this Note or any other instruments pertaining to or securing this Note shall ever be construed to create a contract to pay interest at a rate in excess of the Maximum Rate, and neither the Borrower nor any other party liable herefor shall ever be liable for interest in excess of that determined at the Maximum Rate, and the provisions of this paragraph shall control over all provisions of this Note or of any other instruments pertaining to or securing this Note. If any amount of interest taken or received by the Bank shall be in excess of the maximum amount of interest which, under Applicable Law, could lawfully have been collected on this Note, then the excess shall be deemed to have been the result of a mathematical error by the parties hereto and shall be refunded promptly to the Borrower. All amounts paid or agreed to be paid in connection with the indebtedness evidenced by this Note which would under Applicable Law be deemed "interest" shall, to the extent permitted by Applicable Law, be amortized, prorated, allocated and spread throughout the full term of this Note.

         This Note is secured by all security agreements, collateral assignments, mortgages and lien instruments executed by the Borrower (or by any other party) in favor of Bank One, NA, as Administrative Agent for the Banks, including those executed simultaneously herewith, those executed heretofore and those hereafter executed, and including specifically and without limitation the Security Instruments described and defined in that certain Credit Agreement dated as of March 22, 2000 by and between Borrower, Ultra Petroleum (USA) Inc., and Bank One, Texas, National Association, as amended by that certain First Amendment to Credit Agreement dated as of July 19, 2001 by and between Borrower and Bank One, NA, and as amended and restated by that certain First Amended and Restated Credit Agreement dated March 1, 2002, as amended by the First Amendment thereto dated November 4, 2002, the Second Amendment thereto dated May 14, 2003, and the Third Amendment thereto dated as of December 12, 2003, by and among Borrower, Bank One, NA, as the Administrative Agent, as a Bank and as LC Issuer, and the several other banks and financial institutions who are from time to time party thereto as Banks (as may be further amended from time to time, the "Credit Agreement").

         This Note is the Revolving Note issued pursuant to the Credit Agreement. Reference is hereby made to the Credit Agreement for a statement of the rights and obligations of the holder of this Note and the duties and obligations of the Borrower in relation thereto; but neither this reference to the Credit Agreement nor any provisions thereof shall affect or impair the absolute

                                                             -------------------
                                                             Borrower's Initials
and unconditional obligation of the Borrower to pay any outstanding and unpaid principal of and interest on this Note when due, in accordance with the terms of the Credit Agreement. Each advance and each payment made pursuant to this Note shall be reflected by notations made by the Bank on its records and the aggregate unpaid amounts reflected by the notations on the records of the Bank shall be deemed rebuttably presumptive evidence of the principal amount owing under this Note.

         In the event of default in the payment when due of any of the principal of or any interest on this Note, or in the event of default under the terms of the Credit Agreement or any of the Security Instruments, or if any event occurs or condition exists which authorizes the acceleration of the maturity of this Note under any agreement made by the Borrower, the Bank (or other holder of this Note) may, at its option, without presentment or demand or any notice to the Borrower or any other person liable herefor, declare the unpaid principal balance of and accrued interest on this Note to be immediately due and payable.

         If this Note is collected by suit or through the Probate or Bankruptcy Court, or any judicial proceeding, or if this Note is not paid at maturity, however such maturity may be brought about, and is placed in the hands of an attorney for collection, then the Borrower agrees to pay reasonable and documented attorneys' fees, not to exceed 10% of the full amount of principal and interest owing hereon at the time this Note is placed in the hands of an attorney.

         The Borrower and all sureties, endorsers and guarantors of this Note waive demand, presentment for payment, notice of nonpayment, protest, notice of protest, notice of intent to accelerate maturity, notice of acceleration of maturity, and all other notices, filing of suit and diligence in collecting this Note or enforcing any of the security herefor, and agree to any substitution, exchange or release of any such security or the release of any party primarily or secondarily liable hereon and further agrees that it will not be necessary for the Bank, in order to enforce payment of this Note by them, to first institute suit or exhaust its remedies against any Borrower or others liable herefor, or to enforce its rights against any security herefor, and consent to any one or more extensions or postponements of time of payment of this Note on any terms or any other indulgences with respect hereto, without notice thereof to any of them. The Bank may transfer this Note, and the rights and privileges of the Bank under this Note shall inure to the benefit of the Bank's representatives, successors or assigns.

         This Note is one the Third Amended and Restated Notes that amends and restates those certain Second Amended and Restated Notes dated March 1, 2002, in an aggregate principal amount of $250,000,000, which Second Amended and Restated Notes themselves amended and restated those certain Amended and Restated Notes dated March 1, 2002, in an aggregate principal amount of $150,000,000, which Amended and Restated Notes themselves amended and restated those certain Revolving Notes dated March 1, 2002, in an aggregate principal amount of $150,000,000, which Revolving Notes amended, extended, rearranged and restated that certain Reducing Revolving Note executed effective as of July 19, 2001, in the original principal amount of $100,000,000 executed by Ultra Resources, Inc., and payable to the order of Bank One, NA; which Reducing Revolving Note itself amended, extended, rearranged and restated that certain

                                                             -------------------
                                                             Borrower's Initials

Reducing Revolving Note dated March 22, 2000, in the original principal amount of $40,000,000 executed by Ultra Resources, Inc., and Ultra Petroleum (USA) Inc., payable to the order of Bank One, Texas, National Association (collectively, the "Prior Notes"). All liens and security interests that exist to secure the indebtedness evidenced by that Prior Note shall continue in force and effect to secure the indebtedness evidenced by this Note.

         Executed as of December 12, 2003, but effective as of the date and year first set forth above.

                                     ULTRA RESOURCES, INC.

Attest:

/s/ Charlotte H. Kauffman            By: /s/ Michael D. Watford
-------------------------                -------------------------------------
Charlotte H. Kauffman                    Michael D. Watford
Secretary                                President and Chief Executive Officer

                                                             -------------------
                                                             Borrower's Initials

                                   EXHIBIT A-5

                    THIRD AMENDED AND RESTATED REVOLVING NOTE

$37,500,000.00                        Houston, Texas           December 12, 2003

         On the dates hereinafter prescribed, for value received, ULTRA RESOURCES, INC., a Wyoming corporation, (herein, called "Borrower"), having an address at 363 N. Sam Houston Parkway, Suite 1200, Houston, Texas 77060, promises to pay to the order of BANK OF SCOTLAND (herein called "Bank"), at its principal offices at 565 Fifth Avenue, New York, New York 10017, (i) the principal amount of U.S. THIRTY SEVEN MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($37,500,000.00) or the principal amount advanced pursuant to the terms of the Credit Agreement (defined herein) as of the date of maturity hereof, whether by acceleration or otherwise, whichever may be the lesser, and (ii) interest on the principal balance from time to time advanced and remaining unpaid from the date of the advance until maturity at a rate of interest equal to lesser of (a) the "Floating Rate" (as defined and calculated in the Credit Agreement), or (b) the Maximum Rate (as defined and calculated in the Credit Agreement). Any increase or decrease in interest rate resulting from a change in the Maximum Rate shall be effective immediately when such change becomes effective, without notice to the Borrower, unless Applicable Law (as defined in the Credit Agreement) requires that such increase or decrease not be effective until a later time, in which event such increase or decrease shall be effective at the earliest time permitted under the provisions of such law.

         Notwithstanding the foregoing, if during any period the Floating Rate exceeds the Maximum Rate, the rate of interest in effect on this Note shall be limited to the Maximum Rate during each such period, but at all times thereafter the rate of interest in effect on this Note shall be the Maximum Rate or, if there is no Maximum Rate, the Agreed Maximum Rate (as defined below), until the total amount of interest accrued on this Note equals the total amount of interest which would have accrued hereon if the Floating Rate had at all times been in effect.

         This Note is a revolving credit note and it is contemplated that by reason of prepayments hereon there may be times when no indebtedness is owing hereunder; but notwithstanding such occurrence, this Note shall remain valid and in full force and effect as to each principal advance made hereunder subsequent to each such occurrence. Each principal advance and each payment hereof made pursuant to this Note shall be reflected by the Bank's records and the aggregate unpaid amounts reflected by such records shall constitute rebuttably presumptive evidence of the principal and unpaid, accrued interest remaining outstanding on this Note.

         "Agreed Maximum Rate" means a per annum rate of seven and three-fourths percent (7.75%) plus the Floating Rate from time to time in effect, which Agreed Maximum Rate shall apply only during any period while there is no Maximum Rate applicable to this Note.

         Other capitalized terms used herein, that are not defined herein, shall have the meanings prescribed therefor in the Credit Agreement.

         The Borrower and the Bank hereby agree that Chapter 346 of the Texas Finance Code, shall not apply to this Note or the loan transaction evidenced by, and referenced in, the Credit

                                                             -------------------
                                                             Borrower's Initials

Agreement (hereinafter defined) in any manner, including without limitation, to any account or arrangement evidenced or created by, or provided for in, this Note.

         The principal sum of this Note, after giving credit for unadvanced principal, if any, remaining at final maturity, shall be due and payable on or before March 1, 2006; interest to accrue upon the principal sum from time to time owing and unpaid hereunder shall be due and payable as provided in the Credit Agreement; provided, however, the final installment of interest hereunder shall be due and payable not later than the maturity of the principal sum hereof, howsoever such maturity may be brought about.

         In no event shall the aggregate of the interest on this Note, plus any other amounts paid in connection with the loan evidenced by this Note which would under Applicable Law be deemed "interest," ever exceed the maximum amount of interest which, under Applicable Law, could be lawfully charged on this Note. The Bank and the Borrower specifically intend and agree to limit contractually the interest payable on this Note to not more than an amount determined at the Maximum Rate. Therefore, none of the terms of this Note or any other instruments pertaining to or securing this Note shall ever be construed to create a contract to pay interest at a rate in excess of the Maximum Rate, and neither the Borrower nor any other party liable herefor shall ever be liable for interest in excess of that determined at the Maximum Rate, and the provisions of this paragraph shall control over all provisions of this Note or of any other instruments pertaining to or securing this Note. If any amount of interest taken or received by the Bank shall be in excess of the maximum amount of interest which, under Applicable Law, could lawfully have been collected on this Note, then the excess shall be deemed to have been the result of a mathematical error by the parties hereto and shall be refunded promptly to the Borrower. All amounts paid or agreed to be paid in connection with the indebtedness evidenced by this Note which would under Applicable Law be deemed "interest" shall, to the extent permitted by Applicable Law, be amortized, prorated, allocated and spread throughout the full term of this Note.

         This Note is secured by all security agreements, collateral assignments, mortgages and lien instruments executed by the Borrower (or by any other party) in favor of Bank One, NA, as Administrative Agent for the Banks, including those executed simultaneously herewith, those executed heretofore and those hereafter executed, and including specifically and without limitation the Security Instruments described and defined in that certain Credit Agreement dated as of March 22, 2000 by and between Borrower, Ultra Petroleum (USA) Inc., and Bank One, Texas, National Association, as amended by that certain First Amendment to Credit Agreement dated as of July 19, 2001 by and between Borrower and Bank One, NA, and as amended and restated by that certain First Amended and Restated Credit Agreement dated March 1, 2002, as amended by the First Amendment thereto dated November 4, 2002, the Second Amendment thereto dated May 14, 2003, and the Third Amendment thereto dated as of December 12, 2003, by and among Borrower, Bank One, NA, as the Administrative Agent, as a Bank and as LC Issuer, and the several other banks and financial institutions who are from time to time party thereto as Banks (as may be further amended from time to time, the "Credit Agreement").

         This Note is the Revolving Note issued pursuant to the Credit Agreement. Reference is hereby made to the Credit Agreement for a statement of the rights and obligations of the holder of this Note and the duties and obligations of the Borrower in relation thereto; but neither this reference to the Credit Agreement nor any provisions thereof shall affect or impair the absolute

                                                             -------------------
                                                             Borrower's Initials
and unconditional obligation of the Borrower to pay any outstanding and unpaid principal of and interest on this Note when due, in accordance with the terms of the Credit Agreement. Each advance and each payment made pursuant to this Note shall be reflected by notations made by the Bank on its records and the aggregate unpaid amounts reflected by the notations on the records of the Bank shall be deemed rebuttably presumptive evidence of the principal amount owing under this Note.

         In the event of default in the payment when due of any of the principal of or any interest on this Note, or in the event of default under the terms of the Credit Agreement or any of the Security Instruments, or if any event occurs or condition exists which authorizes the acceleration of the maturity of this Note under any agreement made by the Borrower, the Bank (or other holder of this Note) may, at its option, without presentment or demand or any notice to the Borrower or any other person liable herefor, declare the unpaid principal balance of and accrued interest on this Note to be immediately due and payable.

         If this Note is collected by suit or through the Probate or Bankruptcy Court, or any judicial proceeding, or if this Note is not paid at maturity, however such maturity may be brought about, and is placed in the hands of an attorney for collection, then the Borrower agrees to pay reasonable and documented attorneys' fees, not to exceed 10% of the full amount of principal and interest owing hereon at the time this Note is placed in the hands of an attorney.

         The Borrower and all sureties, endorsers and guarantors of this Note waive demand, presentment for payment, notice of nonpayment, protest, notice of protest, notice of intent to accelerate maturity, notice of acceleration of maturity, and all other notices, filing of suit and diligence in collecting this Note or enforcing any of the security herefor, and agree to any substitution, exchange or release of any such security or the release of any party primarily or secondarily liable hereon and further agrees that it will not be necessary for the Bank, in order to enforce payment of this Note by them, to first institute suit or exhaust its remedies against any Borrower or others liable herefor, or to enforce its rights against any security herefor, and consent to any one or more extensions or postponements of time of payment of this Note on any terms or any other indulgences with respect hereto, without notice thereof to any of them. The Bank may transfer this Note, and the rights and privileges of the Bank under this Note shall inure to the benefit of the Bank's representatives, successors or assigns.

         This Note is one the Third Amended and Restated Notes that amends and restates those certain Second Amended and Restated Notes dated March 1, 2002, in an aggregate principal amount of $250,000,000, which Second Amended and Restated Notes themselves amended and restated those certain Amended and Restated Notes dated March 1, 2002, in an aggregate principal amount of $150,000,000, which Amended and Restated Notes themselves amended and restated those certain Revolving Notes dated March 1, 2002, in an aggregate principal amount of $150,000,000, which Revolving Notes amended, extended, rearranged and restated that certain Reducing Revolving Note executed effective as of July 19, 2001, in the original principal amount of $100,000,000 executed by Ultra Resources, Inc., and payable to the order of Bank One, NA; which Reducing Revolving Note itself amended, extended, rearranged and restated that certain

                                                             -------------------
                                                             Borrower's Initials

Reducing Revolving Note dated March 22, 2000, in the original principal amount of $40,000,000 executed by Ultra Resources, Inc., and Ultra Petroleum (USA) Inc., payable to the order of Bank One, Texas, National Association (collectively, the "Prior Notes"). All liens and security interests that exist to secure the indebtedness evidenced by that Prior Note shall continue in force and effect to secure the indebtedness evidenced by this Note.

         Executed as of December 12, 2003, but effective as of the date and year first set forth above.

                                      ULTRA RESOURCES, INC.

Attest:

/s/ Charlotte H. Kauffman             By: /s/ Michael D. Watford
-------------------------                 --------------------------------------
Charlotte H. Kauffman                     Michael D. Watford
Secretary                                 President and Chief Executive Officer

                                                             -------------------
                                                             Borrower's Initials

                                   EXHIBIT A-6

                    THIRD AMENDED AND RESTATED REVOLVING NOTE

$30,000,000.00                  Houston, Texas                 December 12, 2003

         On the dates hereinafter prescribed, for value received, ULTRA RESOURCES, INC., a Wyoming corporation, (herein, called "Borrower"), having an address at 363 N. Sam Houston Parkway, Suite 1200, Houston, Texas 77060, promises to pay to the order of HIBERNIA NATIONAL BANK (herein called "Bank"), at its principal offices at 313 Carondelet Street, New Orleans, Louisiana 70130,
(i) the principal amount of U.S. THIRTY MILLION AND 00/100 DOLLARS ($30,000,000.00) or the principal amount advanced pursuant to the terms of the Credit Agreement (defined herein) as of the date of maturity hereof, whether by acceleration or otherwise, whichever may be the lesser, and (ii) interest on the principal balance from time to time advanced and remaining unpaid from the date of the advance until maturity at a rate of interest equal to lesser of (a) the "Floating Rate" (as defined and calculated in the Credit Agreement), or (b) the Maximum Rate (as defined and calculated in the Credit Agreement). Any increase or decrease in interest rate resulting from a change in the Maximum Rate shall be effective immediately when such change becomes effective, without notice to the Borrower, unless Applicable Law (as defined in the Credit Agreement) requires that such increase or decrease not be effective until a later time, in which event such increase or decrease shall be effective at the earliest time permitted under the provisions of such law.

         Notwithstanding the foregoing, if during any period the Floating Rate exceeds the Maximum Rate, the rate of interest in effect on this Note shall be limited to the Maximum Rate during each such period, but at all times thereafter the rate of interest in effect on this Note shall be the Maximum Rate or, if there is no Maximum Rate, the Agreed Maximum Rate (as defined below), until the total amount of interest accrued on this Note equals the total amount of interest which would have accrued hereon if the Floating Rate had at all times been in effect.

         This Note is a revolving credit note and it is contemplated that by reason of prepayments hereon there may be times when no indebtedness is owing hereunder; but notwithstanding such occurrence, this Note shall remain valid and in full force and effect as to each principal advance made hereunder subsequent to each such occurrence. Each principal advance and each payment hereof made pursuant to this Note shall be reflected by the Bank's records and the aggregate unpaid amounts reflected by such records shall constitute rebuttably presumptive evidence of the principal and unpaid, accrued interest remaining outstanding on this Note.

         "Agreed Maximum Rate" means a per annum rate of seven and three-fourths percent (7.75%) plus the Floating Rate from time to time in effect, which Agreed Maximum Rate shall apply only during any period while there is no Maximum Rate applicable to this Note.

         Other capitalized terms used herein, that are not defined herein, shall have the meanings prescribed therefor in the Credit Agreement.

         The Borrower and the Bank hereby agree that Chapter 346 of the Texas Finance Code, shall not apply to this Note or the loan transaction evidenced by, and referenced in, the Credit

                                                             -------------------
                                                             Borrower's Initials

Agreement (hereinafter defined) in any manner, including without limitation, to any account or arrangement evidenced or created by, or provided for in, this Note.

         The principal sum of this Note, after giving credit for unadvanced principal, if any, remaining at final maturity, shall be due and payable on or before March 1, 2006; interest to accrue upon the principal sum from time to time owing and unpaid hereunder shall be due and payable as provided in the Credit Agreement; provided, however, the final installment of interest hereunder shall be due and payable not later than the maturity of the principal sum hereof, howsoever such maturity may be brought about.

         In no event shall the aggregate of the interest on this Note, plus any other amounts paid in connection with the loan evidenced by this Note which would under Applicable Law be deemed "interest," ever exceed the maximum amount of interest which, under Applicable Law, could be lawfully charged on this Note. The Bank and the Borrower specifically intend and agree to limit contractually the interest payable on this Note to not more than an amount determined at the Maximum Rate. Therefore, none of the terms of this Note or any other instruments pertaining to or securing this Note shall ever be construed to create a contract to pay interest at a rate in excess of the Maximum Rate, and neither the Borrower nor any other party liable herefor shall ever be liable for interest in excess of that determined at the Maximum Rate, and the provisions of this paragraph shall control over all provisions of this Note or of any other instruments pertaining to or securing this Note. If any amount of interest taken or received by the Bank shall be in excess of the maximum amount of interest which, under Applicable Law, could lawfully have been collected on this Note, then the excess shall be deemed to have been the result of a mathematical error by the parties hereto and shall be refunded promptly to the Borrower. All amounts paid or agreed to be paid in connection with the indebtedness evidenced by this Note which would under Applicable Law be deemed "interest" shall, to the extent permitted by Applicable Law, be amortized, prorated, allocated and spread throughout the full term of this Note.

         This Note is secured by all security agreements, collateral assignments, mortgages and lien instruments executed by the Borrower (or by any other party) in favor of Bank One, NA, as Administrative Agent for the Banks, including those executed simultaneously herewith, those executed heretofore and those hereafter executed, and including specifically and without limitation the Security Instruments described and defined in that certain Credit Agreement dated as of March 22, 2000 by and between Borrower, Ultra Petroleum (USA) Inc., and Bank One, Texas, National Association, as amended by that certain First Amendment to Credit Agreement dated as of July 19, 2001 by and between Borrower and Bank One, NA, and as amended and restated by that certain First Amended and Restated Credit Agreement dated March 1, 2002, as amended by the First Amendment thereto dated November 4, 2002, the Second Amendment thereto dated May 14, 2003, and the Third Amendment thereto dated as of December 12, 2003, by and among Borrower, Bank One, NA, as the Administrative Agent, as a Bank and as LC Issuer, and the several other banks and financial institutions who are from time to time party thereto as Banks (as may be further amended from time to time, the "Credit Agreement").

         This Note is the Revolving Note issued pursuant to the Credit Agreement. Reference is hereby made to the Credit Agreement for a statement of the rights and obligations of the holder of this Note and the duties and obligations of the Borrower in relation thereto; but neither this reference to the Credit Agreement nor any provisions thereof shall affect or impair the absolute

                                                             -------------------
                                                             Borrower's Initials
and unconditional obligation of the Borrower to pay any outstanding and unpaid principal of and interest on this Note when due, in accordance with the terms of the Credit Agreement. Each advance and each payment made pursuant to this Note shall be reflected by notations made by the Bank on its records and the aggregate unpaid amounts reflected by the notations on the records of the Bank shall be deemed rebuttably presumptive evidence of the principal amount owing under this Note.

         In the event of default in the payment when due of any of the principal of or any interest on this Note, or in the event of default under the terms of the Credit Agreement or any of the Security Instruments, or if any event occurs or condition exists which authorizes the acceleration of the maturity of this Note under any agreement made by the Borrower, the Bank (or other holder of this Note) may, at its option, without presentment or demand or any notice to the Borrower or any other person liable herefor, declare the unpaid principal balance of and accrued interest on this Note to be immediately due and payable.

         If this Note is collected by suit or through the Probate or Bankruptcy Court, or any judicial proceeding, or if this Note is not paid at maturity, however such maturity may be brought about, and is placed in the hands of an attorney for collection, then the Borrower agrees to pay reasonable and documented attorneys' fees, not to exceed 10% of the full amount of principal and interest owing hereon at the time this Note is placed in the hands of an attorney.

         The Borrower and all sureties, endorsers and guarantors of this Note waive demand, presentment for payment, notice of nonpayment, protest, notice of protest, notice of intent to accelerate maturity, notice of acceleration of maturity, and all other notices, filing of suit and diligence in collecting this Note or enforcing any of the security herefor, and agree to any substitution, exchange or release of any such security or the release of any party primarily or secondarily liable hereon and further agrees that it will not be necessary for the Bank, in order to enforce payment of this Note by them, to first institute suit or exhaust its remedies against any Borrower or others liable herefor, or to enforce its rights against any security herefor, and consent to any one or more extensions or postponements of time of payment of this Note on any terms or any other indulgences with respect hereto, without notice thereof to any of them. The Bank may transfer this Note, and the rights and privileges of the Bank under this Note shall inure to the benefit of the Bank's representatives, successors or assigns.

         This Note is one the Third Amended and Restated Notes that amends and restates those certain Second Amended and Restated Notes dated March 1, 2002, in an aggregate principal amount of $250,000,000, which Second Amended and Restated Notes themselves amended and restated those certain Amended and Restated Notes dated March 1, 2002, in an aggregate principal amount of $150,000,000, which Amended and Restated Notes themselves amended and restated those certain Revolving Notes dated March 1, 2002, in an aggregate principal amount of $150,000,000, which Revolving Notes amended, extended, rearranged and restated that certain Reducing Revolving Note executed effective as of July 19, 2001, in the original principal amount of $100,000,000 executed by Ultra Resources, Inc., and payable to the order of Bank One, NA; which Reducing Revolving Note itself amended, extended, rearranged and restated that certain

                                                             -------------------
                                                             Borrower's Initials

Reducing Revolving Note dated March 22, 2000, in the original principal amount of $40,000,000 executed by Ultra Resources, Inc., and Ultra Petroleum (USA) Inc., payable to the order of Bank One, Texas, National Association (collectively, the "Prior Notes"). All liens and security interests that exist to secure the indebtedness evidenced by that Prior Note shall continue in force and effect to secure the indebtedness evidenced by this Note.

         Executed as of December 12, 2003, but effective as of the date and year first set forth above.

                                      ULTRA RESOURCES, INC.

Attest:

/s/ Charlotte H. Kauffman             By:  /s/ Michael D. Watford
-------------------------                  -------------------------------------
Charlotte H. Kauffman                      Michael D. Watford
Secretary                                  President and Chief Executive Officer

                                                             -------------------
                                                             Borrower's Initials

                                   EXHIBIT A-7

                    THIRD AMENDED AND RESTATED REVOLVING NOTE

$18,750,000.00                  Houston, Texas                 December 12, 2003

         On the dates hereinafter prescribed, for value received, ULTRA RESOURCES, INC., a Wyoming corporation, (herein, called "Borrower"), having an address at 363 N. Sam Houston Parkway, Suite 1200, Houston, Texas 77060, promises to pay to the order of COMPASS BANK (herein called "Bank"), at its principal offices at 24 Greenway Plaza, Suite 1400A, Houston, Texas 77046, (i) the principal amount of U.S. EIGHTEEN MILLION SEVEN HUNDRED FIFTY THOUSAND AND 00/100 DOLLARS ($18,750,000.00) or the principal amount advanced pursuant to the terms of the Credit Agreement (defined herein) as of the date of maturity hereof, whether by acceleration or otherwise, whichever may be the lesser, and
(ii) interest on the principal balance from time to time advanced and remaining unpaid from the date of the advance until maturity at a rate of interest equal to lesser of (a) the "Floating Rate" (as defined and calculated in the Credit Agreement), or (b) the Maximum Rate (as defined and calculated in the Credit Agreement). Any increase or decrease in interest rate resulting from a change in the Maximum Rate shall be effective immediately when such change becomes effective, without notice to the Borrower, unless Applicable Law (as defined in the Credit Agreement) requires that such increase or decrease not be effective until a later time, in which event such increase or decrease shall be effective at the earliest time permitted under the provisions of such law.

         Notwithstanding the foregoing, if during any period the Floating Rate exceeds the Maximum Rate, the rate of interest in effect on this Note shall be limited to the Maximum Rate during each such period, but at all times thereafter the rate of interest in effect on this Note shall be the Maximum Rate or, if there is no Maximum Rate, the Agreed Maximum Rate (as defined below), until the total amount of interest accrued on this Note equals the total amount of interest which would have accrued hereon if the Floating Rate had at all times been in effect.

         This Note is a revolving credit note and it is contemplated that by reason of prepayments hereon there may be times when no indebtedness is owing hereunder; but notwithstanding such occurrence, this Note shall remain valid and in full force and effect as to each principal advance made hereunder subsequent to each such occurrence. Each principal advance and each payment hereof made pursuant to this Note shall be reflected by the Bank's records and the aggregate unpaid amounts reflected by such records shall constitute rebuttably presumptive evidence of the principal and unpaid, accrued interest remaining outstanding on this Note.

         "Agreed Maximum Rate" means a per annum rate of seven and three-fourths percent (7.75%) plus the Floating Rate from time to time in effect, which Agreed Maximum Rate shall apply only during any period while there is no Maximum Rate applicable to this Note.

         Other capitalized terms used herein, that are not defined herein, shall have the meanings prescribed therefor in the Credit Agreement.

         The Borrower and the Bank hereby agree that Chapter 346 of the Texas Finance Code, shall not apply to this Note or the loan transaction evidenced by, and referenced in, the Credit

                                                             -------------------
                                                             Borrower's Initials

Agreement (hereinafter defined) in any manner, including without limitation, to any account or arrangement evidenced or created by, or provided for in, this Note.

         The principal sum of this Note, after giving credit for unadvanced principal, if any, remaining at final maturity, shall be due and payable on or before March 1, 2006; interest to accrue upon the principal sum from time to time owing and unpaid hereunder shall be due and payable as provided in the Credit Agreement; provided, however, the final installment of interest hereunder shall be due and payable not later than the maturity of the principal sum hereof, howsoever such maturity may be brought about.

         In no event shall the aggregate of the interest on this Note, plus any other amounts paid in connection with the loan evidenced by this Note which would under Applicable Law be deemed "interest," ever exceed the maximum amount of interest which, under Applicable Law, could be lawfully charged on this Note. The Bank and the Borrower specifically intend and agree to limit contractually the interest payable on this Note to not more than an amount determined at the Maximum Rate. Therefore, none of the terms of this Note or any other instruments pertaining to or securing this Note shall ever be construed to create a contract to pay interest at a rate in excess of the Maximum Rate, and neither the Borrower nor any other party liable herefor shall ever be liable for interest in excess of that determined at the Maximum Rate, and the provisions of this paragraph shall control over all provisions of this Note or of any other instruments pertaining to or securing this Note. If any amount of interest taken or received by the Bank shall be in excess of the maximum amount of interest which, under Applicable Law, could lawfully have been collected on this Note, then the excess shall be deemed to have been the result of a mathematical error by the parties hereto and shall be refunded promptly to the Borrower. All amounts paid or agreed to be paid in connection with the indebtedness evidenced by this Note which would under Applicable Law be deemed "interest" shall, to the extent permitted by Applicable Law, be amortized, prorated, allocated and spread throughout the full term of this Note.

         This Note is secured by all security agreements, collateral assignments, mortgages and lien instruments executed by the Borrower (or by any other party) in favor of Bank One, NA, as Administrative Agent for the Banks, including those executed simultaneously herewith, those executed heretofore and those hereafter executed, and including specifically and without limitation the Security Instruments described and defined in that certain Credit Agreement dated as of March 22, 2000 by and between Borrower, Ultra Petroleum (USA) Inc., and Bank One, Texas, National Association, as amended by that certain First Amendment to Credit Agreement dated as of July 19, 2001 by and between Borrower and Bank One, NA, and as amended and restated by that certain First Amended and Restated Credit Agreement dated March 1, 2002, as amended by the First Amendment thereto dated November 4, 2002, the Second Amendment thereto dated May 14, 2003, and the Third Amendment thereto dated as of December 12, 2003, by and among Borrower, Bank One, NA, as the Administrative Agent, as a Bank and as LC Issuer, and the several other banks and financial institutions who are from time to time party thereto as Banks (as may be further amended from time to time, the "Credit Agreement").

         This Note is the Revolving Note issued pursuant to the Credit Agreement. Reference is hereby made to the Credit Agreement for a statement of the rights and obligations of the holder of this Note and the duties and obligations of the Borrower in relation thereto; but neither this reference to the Credit Agreement nor any provisions thereof shall affect or impair the absolute

                                                             -------------------
                                                             Borrower's Initials
and unconditional obligation of the Borrower to pay any outstanding and unpaid principal of and interest on this Note when due, in accordance with the terms of the Credit Agreement. Each advance and each payment made pursuant to this Note shall be reflected by notations made by the Bank on its records and the aggregate unpaid amounts reflected by the notations on the records of the Bank shall be deemed rebuttably presumptive evidence of the principal amount owing under this Note.

         In the event of default in the payment when due of any of the principal of or any interest on this Note, or in the event of default under the terms of the Credit Agreement or any of the Security Instruments, or if any event occurs or condition exists which authorizes the acceleration of the maturity of this Note under any agreement made by the Borrower, the Bank (or other holder of this Note) may, at its option, without presentment or demand or any notice to the Borrower or any other person liable herefor, declare the unpaid principal balance of and accrued interest on this Note to be immediately due and payable.

         If this Note is collected by suit or through the Probate or Bankruptcy Court, or any judicial proceeding, or if this Note is not paid at maturity, however such maturity may be brought about, and is placed in the hands of an attorney for collection, then the Borrower agrees to pay reasonable and documented attorneys' fees, not to exceed 10% of the full amount of principal and interest owing hereon at the time this Note is placed in the hands of an attorney.

         The Borrower and all sureties, endorsers and guarantors of this Note waive demand, presentment for payment, notice of nonpayment, protest, notice of protest, notice of intent to accelerate maturity, notice of acceleration of maturity, and all other notices, filing of suit and diligence in collecting this Note or enforcing any of the security herefor, and agree to any substitution, exchange or release of any such security or the release of any party primarily or secondarily liable hereon and further agrees that it will not be necessary for the Bank, in order to enforce payment of this Note by them, to first institute suit or exhaust its remedies against any Borrower or others liable herefor, or to enforce its rights against any security herefor, and consent to any one or more extensions or postponements of time of payment of this Note on any terms or any other indulgences with respect hereto, without notice thereof to any of them. The Bank may transfer this Note, and the rights and privileges of the Bank under this Note shall inure to the benefit of the Bank's representatives, successors or assigns.

         This Note is one the Third Amended and Restated Notes that amends and restates those certain Second Amended and Restated Notes dated March 1, 2002, in an aggregate principal amount of $250,000,000, which Second Amended and Restated Notes themselves amended and restated those certain Amended and Restated Notes dated March 1, 2002, in an aggregate principal amount of $150,000,000, which Amended and Restated Notes themselves amended and restated those certain Revolving Notes dated March 1, 2002, in an aggregate principal amount of $150,000,000, which Revolving Notes amended, extended, rearranged and restated that certain Reducing Revolving Note executed effective as of July 19, 2001, in the original principal amount of $100,000,000 executed by Ultra Resources, Inc., and payable to the order of Bank One, NA; which Reducing Revolving Note itself amended, extended, rearranged and restated that certain

                                                             -------------------
                                                             Borrower's Initials

Reducing Revolving Note dated March 22, 2000, in the original principal amount of $40,000,000 executed by Ultra Resources, Inc., and Ultra Petroleum (USA) Inc., payable to the order of Bank One, Texas, National Association (collectively, the "Prior Notes"). All liens and security interests that exist to secure the indebtedness evidenced by that Prior Note shall continue in force and effect to secure the indebtedness evidenced by this Note.

         Executed as of December 12, 2003, but effective as of the date and year first set forth above.

                                      ULTRA RESOURCES, INC.

Attest:

/s/ Charlotte H. Kauffman             By: /s/ Michael D. Watford
-------------------------                 -------------------------------------
Charlotte H. Kauffman                     Michael D.  Watford
Secretary                                 President and Chief Executive Officer

                                                             -------------------
                                                             Borrower's Initials

                                   EXHIBIT "C"

                             Compliance Certificate

         I, the President of ULTRA RESOURCES, INC. (the "Company"), pursuant to
Section 5.05 of the First Amended and Restated Credit Agreement dated as of March 1, 2002, by and among the Company, BANK ONE, NA, as Administrative Agent, a Bank and the LC Issuer, and the other Banks that become party thereto, as the same may be amended, restated, supplemented or otherwise modified (the "Agreement") do hereby certify, as of the date hereof, that to my knowledge:

         (a) No Event of Default (as defined in the Agreement) or Unmatured Event Of Default has defined in the Agreement) has occurred and is continuing except for the following events (include actions taken to cure such situations):
                  ______________________________________________________________
                  ______________________________________________________________
                  ______________________________________________________________
                  ______________________________________________________________
                  ______________________________________________________________

         (b) No Material Adverse Change has occurred since the effective date of the latest audited consolidated Financial Statements of the Company delivered to the Administrative Agent;

         (c) Except as otherwise stated in the Schedule, if any, attached hereto, each of the representations and warranties of the Company contained in Article IV of the Agreement is true and correct in all respects [include on the attached Schedule, if any, any qualifications to the representations in Section 4.07 of the Agreement that have occurred since the date of the last Compliance Certificate]; and

         (d) The Company's consolidated financial condition for the quarter ending __________ is as follows:

                            DATE OR                   REQUIRED RATIO                  ACTUAL
       FINANCIAL             TIME                          OR                        RATIO OR
       COVENANT             PERIOD                       AMOUNT                       AMOUNT
-----------------------     -------   --------------------------------------------   --------
(1) Consolidated            Term of   not < $80,000,000.00 plus 75% of Ultra         ________
    Tangible Net Worth      Loan      Petroleum Corp.'s (as
                                      defined in the Agreement) positive
                                      consolidated Net Income, if any, accrued
                                      during each calendar quarter subsequent to
                                      9/30/01, calculated cumulatively as of the
                                      end of each fiscal quarter of Ultra
                                      Petroleum Corp. beginning with the quarter
                                      ending 12/31/01, with no reduction for
                                      negative Net Income during any such quarter,
                                      plus 100% of any increase in Stockholder's
                                      Equity resulting from the sale or issuance
                                      of stock in Ultra Petroleum Corp. or any of
                                      its Subsidiaries subsequent to 12/31/01.

(2) Current Ratio for       Term of   not < 1.00 to 1.00, calculated based on        ________
    any fiscal quarter      Loan      both: (a) the Consolidated Financial
                                      Statements (as defined in the Agreement),
                                      and (b) the consolidating financial
                                      statements applicable to Borrower, which
                                      form a part of the Consolidated Financial
                                      Statements.

(3) Ratio of EBITDA         Term of   not < 3.50 to 1.00, calculated on a rolling    ________
    to Term of interest     Loan      four (4) quarter basis and based on both:
    expense on all Loan               (a) the Consolidated Financial Statements,
    Indebtedness as of                and (b) the consolidating financial
    the end of each                   statements applicable to Borrower, which
    fiscal quarter                    form a part of the Consolidated Financial
                                      Statements.

(4) Intercompany            During    not > $25,000,000.00, without the prior        ________
    Transfers to Sino-      calendar  written approval of the Required Banks
    American Energy         year 2003
    Corporation
    permitted by
    Section 6.18

                            DATE OR                        REQUIRED RATIO                  ACTUAL
       FINANCIAL             TIME                               OR                        RATIO OR
       COVENANT             PERIOD                            AMOUNT                       AMOUNT
-----------------------     -------        --------------------------------------------   --------
(5)Intercompany             During each         not > $35,000,000.00, without the prior   ________
   Transfers to Sino-       calendar            written approval of the Required Banks
   American Energy          year
   Corporation              beginning
   permitted by             with
   Section 6.18             calendar
                            year 2004

         (e) List the principal amount of all intercompany loans made by Sino-Amercian to Borrower in reliance on clause (J) of the definition of "Permitted Indebtedness" outstanding as of the date hereof, together with the date on which such proceeds were received by Borrower, the date, if any, on which such loan is to be repaid by Borrower, any interest rate applicable to such loans, and any other material terms thereof; list any repayments made by Borrower to Sino-American in respect of any previously outstanding intercompany loans repaid by Borrower since the date of the immediately prior Compliance
                  Certificate:
                  ______________________________________________________________
                  ______________________________________________________________
                  ______________________________________________________________
                  ______________________________________________________________
                  ______________________________________________________________

         (f) List the aggregate amount of all investments or capital contributions made by Sino-American to Borrower, together with the date on which the proceeds of such investments or contributions were received by the Borrower and any other material terms or conditions thereof; list all returns of all such amounts previously invested or capital contributions made by Borrower to Sino-American in reliance of the proviso in
                  Section 6.05:

This certificate is executed this ______day of __________________, ____________.
_____________.

                                           ULTRA RESOURCES, INC.

                                           By:
                                               -------------------------------
                                               President and CEO